Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

December 31, 2012

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2012

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	December 31, 2012	December 31, 2011
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$24,172,136	$18,464,109
Held for investment, at amortized cost	76,088	2,644,206
Equity securities, available for sale, at fair value	53,422	62,845
Mortgage loans on real estate	2,623,940	2,823,047
Derivative instruments	415,258	273,314
Other investments	196,366	115,930
Total investments	27,537,210	24,383,451

Cash and cash equivalents	1,268,545	404,952
Coinsurance deposits	2,910,701	2,818,642
Accrued investment income	261,833	228,937
Deferred policy acquisition costs	1,709,799	1,683,857
Deferred sales inducements	1,292,341	1,242,787
Deferred income taxes	—	21,981
Income taxes recoverable	—	8,441
Other assets	153,049	81,671
Total assets	$35,133,478	$30,874,719

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$31,773,988	$28,118,716
Other policy funds and contract claims	455,752	400,594
Notes payable	309,869	297,608
Subordinated debentures	245,869	268,593
Deferred income taxes	49,303	—
Income taxes payable	4,756	—
Other liabilities	573,704	380,529
Total liabilities	33,413,241	29,466,040

Stockholders' equity:
Common stock	61,751	57,837
Additional paid-in capital	496,715	468,281
Unallocated common stock held by ESOP	(2,583)	(3,620)
Accumulated other comprehensive income	686,807	457,229
Retained earnings	477,547	428,952
Total stockholders' equity	1,720,237	1,408,679
Total liabilities and stockholders' equity	$35,133,478	$30,874,719

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2012

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Revenues:
Traditional life insurance premiums	$3,107	$2,820	$12,877	$12,151
Annuity product charges	23,830	18,930	89,006	76,189
Net investment income	321,160	324,272	1,286,923	1,218,780
Change in fair value of derivatives	(48,266)	92,269	221,138	(114,728)
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	1,471	698	(6,454)	(18,641)
OTTI losses on investments:
Total OTTI losses	(3,255)	(9,834)	(5,411)	(20,180)
Portion of OTTI losses recognized from other comprehensive income	(6,132)	(6,451)	(9,521)	(13,796)
Net OTTI losses recognized in operations	(9,387)	(16,285)	(14,932)	(33,976)
Total revenues	291,915	422,704	1,588,558	1,139,775

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,843	1,588	8,075	7,870
Interest sensitive and index product benefits (a) (d)	290,126	154,440	818,087	775,757
Amortization of deferred sales inducements (c)	36,798	48,889	87,157	71,781
Change in fair value of embedded derivatives	(179,379)	33,031	286,899	(105,194)
Interest expense on notes payable	7,271	7,910	28,479	31,633
Interest expense on subordinated debentures	3,074	3,542	13,458	13,977
Interest expense on amounts due under repurchase agreements	—	25	—	30
Amortization of deferred policy acquisition costs (c)	59,833	78,323	164,919	143,478
Other operating costs and expenses (b) (e)	18,710	17,518	95,495	67,529
Total benefits and expenses	238,276	345,266	1,502,569	1,006,861
Income before income taxes	53,639	77,438	85,989	132,914
Income tax expense	17,242	27,739	28,191	46,666
Net income (a) (b) (c) (d) (e)	$36,397	$49,699	$57,798	$86,248

Earnings per common share	$0.58	$0.83	$0.94	$1.45
Earnings per common share - assuming dilution (a) (b) (c) (d) (e)	$0.55	$0.79	$0.89	$1.37
Weighted average common shares outstanding (in thousands):
Earnings per common share	62,856	59,641	61,259	59,482
Earnings per common share - assuming dilution	65,897	63,582	65,676	63,619
See notes (a), (b), (c), (d) and (e) on page 3.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2012

Notes for Consolidated Statements of Operations

(a)
The year ended December 31, 2011 includes an adjustment recorded in the first quarter 2011 to single premium immediate annuity reserves which reduced interest sensitive and index product benefits by $4.2 million and increased net income and earnings per common share - assuming dilution by $2.7 million and $0.04 per share, respectively.

(b)
Other operating costs and expenses for the three months and year ended December 31, 2012 include $2.0 million and $9.1 million, respectively, of expense related to the impact of the prospective adoption (effective January 1, 2012) of revised accounting guidance for deferred policy acquisition costs. This change, including the impact on related amortization expense, decreased net income for the three months and year ended December 31, 2012 by $1.2 million and $5.8 million, respectively, and decreased earnings per common share - assuming dilution for the three months and year ended December 31, 2012 by $0.02 and $0.09 per share, respectively.

(c)
The year ended December 31, 2012 includes expense from unlocking which reduced amortization of deferred sales inducements by $0.2 million, increased amortization of deferred policy acquisition costs by $3.7 million, and decreased net income and earnings per common share - assuming dilution for the year ended December 31, 2012 by $2.2 million and $0.03 per share, respectively.

The year ended December 31, 2011, includes benefit from unlocking which reduced amortization of deferred sales inducements and amortization of deferred policy acquisition costs by $5.0 million and $9.1 million, respectively, and increased net income and earnings per common share - assuming dilution for the year ended December 31, 2011 by $9.1 million and $0.14 per share, respectively.

(d)
The year ended December 31, 2012 includes a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact decreased interest sensitive and index product benefits for the year ended December 31, 2012 by $2.2 million and increased net income and earnings per common share - assuming dilution for the year ended December 31, 2012 by $1.4 million and $0.02 per share.

(e)
The year ended December 31, 2012 includes expense from recognizing an estimated litigation liability of $17.5 million during the third quarter of 2012, which, after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, decreased net income and earnings per common share - assuming dilution for the year ended December 31, 2012 by $9.6 million and $0.15 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2012

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$3,107	$3,300	$3,248	$3,222	$2,820
Annuity product charges	23,830	23,875	21,908	19,393	18,930
Net investment income	321,160	318,594	320,259	326,910	324,272
Change in fair value of derivatives	(48,266)	161,090	(150,847)	259,161	92,269
Net realized gains (losses) on investments, excluding OTTI	1,471	(1,238)	(611)	(6,076)	698
Net OTTI losses recognized in operations	(9,387)	(1,686)	(978)	(2,881)	(16,285)
Total revenues	291,915	503,935	192,979	599,729	422,704

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,843	1,865	2,250	2,117	1,588
Interest sensitive and index product benefits (b)	290,126	246,105	142,733	139,123	154,440
Amortization of deferred sales inducements (a)	36,798	7,709	25,940	16,710	48,889
Change in fair value of embedded derivatives	(179,379)	188,201	(80,989)	359,066	33,031
Interest expense on notes payable	7,271	7,141	7,072	6,995	7,910
Interest expense on subordinated debentures	3,074	3,235	3,563	3,586	3,542
Interest expense on amounts due under repurchase agreements	—	—	—	—	25
Amortization of deferred policy acquisition costs (a)	59,833	25,954	44,848	34,284	78,323
Other operating costs and expenses (c)	18,710	36,170	18,902	21,713	17,518
Total benefits and expenses	238,276	516,380	164,319	583,594	345,266
Income before income taxes	53,639	(12,445)	28,660	16,135	77,438
Income tax expense	17,242	(4,616)	9,901	5,664	27,739
Net income (loss) (a) (b) (c)	$36,397	$(7,829)	$18,759	$10,471	$49,699

Earnings (loss) per common share	$0.58	$(0.13)	$0.31	$0.18	$0.83
Earnings (loss) per common share - assuming dilution (a) (b) (c)	$0.55	$(0.13)	$0.30	$0.16	$0.79
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	62,856	62,504	59,943	59,701	59,641
Earnings (loss) per common share - assuming dilution	65,897	65,262	64,254	65,930	63,582

(a)
Q3 2012 includes expense from unlocking which reduced amortization of deferred sales inducements by $0.2 million, increased amortization of deferred policy acquisition costs by $3.7 million, and increased net loss and loss per common share - assuming dilution for Q3 2012 by $2.2 million and $0.03 per share, respectively.

(b)
Q3 2012 includes a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact decreased interest sensitive and index product benefits by $2.2 million and decreased net loss and loss per common share - assuming dilution by $1.4 million $0.02 per share, respectively.

(c)
Q3 2012 includes expense from recognizing an estimated litigation liability of $17.5 million during the third quarter of 2012, which, after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased net loss and loss per common share - assuming dilution by $9.6 million and $0.15 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2012

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss), we have consistently utilized operating income and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, fair value changes in derivatives and embedded derivatives and litigation reserves. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income to Operating Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
	(Dollars in thousands, except per share data)
Net income	$36,397	$49,699	$57,798	$86,248
Adjustments to arrive at operating income:
Net realized investment losses, including OTTI (a)	2,825	5,616	8,648	18,354
Change in fair value of derivatives and embedded derivatives (a)	(8,317)	(22,713)	34,161	29,051
Litigation reserve (a)	—	—	9,580	—
Operating income (a non-GAAP financial measure) (b) (c) (d) (e)	$30,905	$32,602	$110,187	$133,653

Per common share - assuming dilution:
Net income	$0.55	$0.79	$0.89	$1.37
Adjustments to arrive at operating income:
Net realized investment losses, including OTTI	0.04	0.09	0.13	0.29
Changes in fair value of derivatives and embedded derivatives	(0.12)	(0.36)	0.52	0.46
Litigation reserve	—	—	0.15	—
Operating income (a non-GAAP financial measure) (b) (c) (d) (e)	$0.47	$0.52	$1.69	$2.12

(a)
Adjustments to net income to arrive at operating income are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) and net of income taxes.

(b)
The three months and year ended December 31, 2012 includes $2.0 million and $9.1 million, respectively, of expense related to the impact of the prospective adoption (effective January 1, 2012) of revised accounting guidance for deferred policy acquisition costs. This change, including the impact on related amortization expense, decreased operating income for the three months and year ended December 31, 2012 by $1.2 million and $5.8 million, respectively, and decreased operating income per common share - assuming dilution for the three months and year ended December 31, 2012 by $0.02 and $0.09 per share, respectively.

(c)	The year ended December 31, 2012 includes expense from unlocking which decreased operating income by $6.3 million and operating income per common share - assuming dilution by $0.09 per share.
The year ended December 31, 2011 includes benefit from unlocking which increased operating income by $12.5 million and operating income per common share - assuming dilution by $0.20 per share.

(d)
The year ended December 31, 2011, includes an adjustment recorded in the first quarter of 2011 to single premium immediate annuity reserves which reduced interest sensitive and index product benefits by $4.2 million, increased net income and operating income by $2.7 million and increased earnings per common share - assuming dilution and operating income per common share - assuming dilution by $0.04 per share.

(e)
The estimated annual effective tax rate applied to operating income for the first nine months of 2012 was 35.3%. The actual final rate for the year was 34.3%. Because the lower rate was applied retroactively to all 2012 income, income tax expense in the fourth quarter of 2012 was reduced by $1.3 million ($0.02 per share) for the portion of the year prior to the fourth quarter.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2012

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
	(Dollars in thousands)
Net realized investment losses, including OTTI:
Net realized losses on investments, including OTTI	$7,916	$15,587	$21,386	$52,617
Amortization of DAC and DSI	(3,561)	(6,866)	(7,989)	(24,117)
Income taxes	(1,530)	(3,105)	(4,749)	(10,146)
	$2,825	5,616	$8,648	$18,354
Change in fair value of derivatives and embedded derivatives:
Change in fair value of derivatives and embedded derivatives	$(26,342)	$(84,412)	$151,695	$125,721
Amortization of DAC and DSI	13,447	49,032	(98,306)	(80,858)
Income taxes	4,578	12,667	(19,228)	(15,812)
	$(8,317)	$(22,713)	$34,161	$29,051
Litigation reserve:
Litigation reserve recorded in other operating costs	$—	$—	$17,532	$—
Amortization of DAC and DSI	—	—	(2,656)	—
Income taxes	—	—	(5,296)	—
	$—	$—	$9,580	$—

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2012

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income (Loss) to Operating Income

	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011
	(Dollars in thousands, except per share data)
Net income (loss)	$36,397	$(7,829)	$18,759	$10,471	$49,699
Adjustments to arrive at operating income:
Net realized investment losses (a)	2,825	1,415	861	3,547	5,616
Change in fair value of derivatives and embedded derivatives (a)	(8,317)	19,000	7,736	15,742	(22,713)
Litigation reserve (a)	—	9,580	—	—	—
Operating income (a non-GAAP financial measure) (b) (c)	$30,905	$22,166	$27,356	$29,760	$32,602

Operating income per common share - assuming dilution (b) (c)	$0.47	$0.34	$0.43	$0.46	$0.52

(a)
Adjustments to net income (loss) to arrive at operating income are presented net of related adjustments to amortization and deferred sales inducements and deferred policy acquisition costs and net of income taxes.

(b)
Q3 2012 includes expense from unlocking which increased amortization of deferred sales inducements and amortization of deferred policy acquisition costs by $2.4 million and $7.3 million, respectively, and decreased operating income and operating income per common share - assuming dilution for Q3 2012 by $6.3 million and $0.09 per share, respectively.

(c)
Q3 2012 includes a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact reduced interest sensitive and index product benefits by $2.2 million and increased operating income and operating per common share - assuming dilution by $1.4 million $0.02 per share, respectively.

Summary of Adjustments to Arrive at Operating Income

	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011
	(Dollars in thousands)
Net realized (gains) losses on investments	$(1,471)	$1,238	$611	$6,076	$(698)
Net OTTI losses recognized in operations	9,387	1,686	978	2,881	16,285
Change in fair value of derivatives	156,123	(96,232)	85,683	(283,265)	(93,544)
Increase (decrease) in total revenues	164,039	(93,308)	87,272	(274,308)	(77,957)

Amortization of deferred sales inducements	(3,140)	28,278	7,201	16,758	(17,368)
Change in fair value of embedded derivatives	182,465	(186,362)	56,826	(342,315)	(9,132)
Amortization of deferred policy acquisition costs	(6,746)	35,636	9,609	21,355	(24,798)
Other operating costs and expenses	—	(17,532)	—	—	—
Increase (decrease) in total benefits and expenses	172,579	(139,980)	73,636	(304,202)	(51,298)
Increase (decrease) in income tax expense	(3,048)	16,677	5,039	10,605	(9,562)
Increase (decrease) in net income (loss)	(5,492)	29,995	8,597	19,289	(17,097)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2012

Capitalization/Book Value per Share

	December 31, 2012	December 31, 2011
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$309,869	$297,608
Subordinated debentures payable to subsidiary trusts	245,869	268,593
Total debt	555,738	566,201
Total stockholders’ equity	1,720,237	1,408,679
Total capitalization	2,275,975	1,974,880
Accumulated other comprehensive income (AOCI)	(686,807)	(457,229)
Total capitalization excluding AOCI (a)	$1,589,168	$1,517,651

Total stockholders’ equity	$1,720,237	$1,408,679
Accumulated other comprehensive income	(686,807)	(457,229)
Total stockholders’ equity excluding AOCI (a)	$1,033,430	$951,450

Common shares outstanding (b)	62,653,134	59,131,995

Book Value per Share: (c)
Book value per share including AOCI	$27.46	$23.82
Book value per share excluding AOCI (a)	$16.49	$16.09

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	19.5%	19.6%
Adjusted debt / Total capitalization	20.0%	22.3%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2012 - 1,142,332 shares; 2011 - 1,631,548 shares and exclude unallocated shares held by ESOP: 2012 - 239,799 shares; 2011 - 336,093 shares.

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2012

Spread Results

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Average yield on invested assets	5.03%	5.76%	5.28%	5.80%
Aggregate cost of money	2.44%	2.79%	2.58%	2.77%
Aggregate investment spread	2.59%	2.97%	2.70%	3.03%

Impact of:
Investment yield - additional prepayment income	0.11%	—%	0.06%	—%
Cost of money benefit from over hedging	0.03%	0.02%	0.01%	0.06%

Summary of Cost of Money for Deferred Annuities

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$193,903	$65,036	$447,393	$448,248
Interest credited	76,809	76,867	306,981	289,846
Included in change in fair value of derivatives:
Proceeds received at option expiration	(193,544)	(65,495)	(447,163)	(454,212)
Pro rata amortization of option cost	88,773	90,493	361,260	336,162
Cost of money for deferred annuities	$165,941	$166,901	$668,471	$620,044

Weighted average liability balance outstanding	$27,191,019	$23,925,376	$25,955,834	$22,360,771

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2012

Annuity Deposits by Product Type

	Three Months Ended December 31,		Year Ended December 31,
Product Type	2012	2011	2012	2011
	(Dollars in thousands)
Fixed Index Annuities:
Index Strategies	$656,913	$763,495	$2,225,902	$2,839,295
Fixed Strategy	322,735	391,263	1,208,324	1,377,987
	979,648	1,154,758	3,434,226	4,217,282
Fixed Rate Annuities:
Single-Year Rate Guaranteed	20,780	51,220	98,821	169,304
Multi-Year Rate Guaranteed	43,294	118,518	249,228	397,925
Single premium immediate annuities	24,392	47,608	164,657	305,603
	88,466	217,346	512,706	872,832
Total before coinsurance ceded	1,068,114	1,372,104	3,946,932	5,090,114
Coinsurance ceded	35,748	95,911	203,734	326,531
Net after coinsurance ceded	$1,032,366	$1,276,193	$3,743,198	$4,763,583
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at December 31, 2012:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.2	10.4	16.0%	$25,654,890	92.7%
Single-Year Fixed Rate Guaranteed Annuities	11.1	4.7	8.0%	1,444,849	5.2%
Multi-Year Fixed Rate Guaranteed Annuities (a)	6.2	1.8	4.5%	569,930	2.1%
Total	13.9	9.9	15.4%	$27,669,669	100.0%
(a) 56% of Net Account Value is no longer in multi-year guarantee period and can be adjusted annually.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2012

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$582,163	$567,549
0.0% < 2.0%	41,762	242,093
2.0% < 3.0%	117,407	202,723
3.0% < 4.0%	26,065	326,137
4.0% < 5.0%	48,678	223,529
5.0% < 6.0%	39,120	248,123
6.0% < 7.0%	189,065	211,062
7.0% < 8.0%	195,760	603,118
8.0% < 9.0%	185,739	560,779
9.0% < 10.0%	73,553	439,303
10.0% or greater	515,467	22,030,474
	$2,014,779	$25,654,890

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$1,149,712	0.00%
2013	477,273	1.85%
2014	530,863	3.33%
2015	573,143	4.99%
2016	827,026	6.60%
2017	985,980	7.78%
2018	834,102	10.03%
2019	594,626	10.69%
2020	930,474	12.00%
2021	1,238,191	13.78%
2022	2,045,416	15.78%
2023	3,794,590	18.13%
2024	4,137,527	19.01%
2025	3,189,272	18.89%
2026	2,694,167	18.99%
2027	1,964,077	19.49%
2028	1,671,267	19.98%
2029	31,963	20.00%
	$27,669,669	15.36%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2012

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$750,494	$782,138
› 0.0% - 0.25%	310,451	563,054
› 0.25% - 0.5%	126,260	40,227
› 0.5% - 1.0% (a)	319,570	1,108,809
› 1.0% - 1.5% (a)	118,742	24,550
› 1.5% - 2.0%	133,229	2,349
› 2.0% - 2.5%	2,442	—
› 2.5% - 3.0%	41,616	—
1.00% ultimate guarantee - 2.34% wtd avg interest rate (b)	23,824	—
1.50% ultimate guarantee - 1.78% wtd avg interest rate (b)	80,614	2,126,436
2.00% ultimate guarantee - 2.68% wtd avg interest rate (b)	107,537	—
2.25% ultimate guarantee - 2.74% wtd avg interest rate (b)	—	1,577,147
3.00% ultimate guarantee - 2.93% wtd avg interest rate (b)	—	3,123,690
Allocated to index strategies (see tables that follow)	—	16,306,490
	$2,014,779	$25,654,890

(a)
$164,437 of Fixed Annuities Account Value have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014. $635,545 of Index Annuities Account Value is in fixed rate strategies that have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014.

(b)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of December 31, 2012 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.63%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2012

Annuity Liability Characteristics

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$315	$11,397	$839,973	$51,210	$290,905
2.5% - 3%	48,088	—	—	—	—
3% - 4%	1,528,736	—	—	—	—
4% - 5%	18,459	110,498	1,236,577	—	—
5% - 6%	—	6,598	2,446,497	—	—
6% - 7%	—	—	3,205,869	—	—
>= 7%	—	12,766	33,767	133,463	75,672

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$19	$338,525	$175,534	$215,347
< 20%	135,842	—	—	—
20% - 40%	106,074	497,842	—	—
40% - 60%	—	182,519	155,519	1,488
>= 60%	—	46	232	42

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1% (Dollars in thousands)
Current Cap
At minimum	$11,970
1.6% - 1.8%	1,512,554
2.0% - 2.4%	1,576,237
>= 2.4%	1,336,697

If all caps and participation rates were reduced to minimum caps and participation rates, the cost of options would decrease by 0.63% based upon prices of options for the week ended January 15, 2013.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2012

Summary of Invested Assets

	December 31, 2012		December 31, 2011
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$5,154	—%	$4,678	—%
United States Government sponsored agencies	1,772,025	6.5%	4,368,053	17.9%
United States municipalities, states and territories	3,578,323	13.0%	3,333,383	13.7%
Foreign government obligations	105,259	0.4%	68,333	0.3%
Corporate securities	14,542,860	52.8%	10,167,188	41.7%
Residential mortgage backed securities	2,888,113	10.5%	2,703,290	11.1%
Commercial mortgage backed securities	357,982	1.3%	—	—%
Other asset backed securities	998,508	3.6%	463,390	1.9%
Total fixed maturity securities	24,248,224	88.1%	21,108,315	86.6%
Equity securities	53,422	0.2%	62,845	0.2%
Mortgage loans on real estate	2,623,940	9.5%	2,823,047	11.6%
Derivative instruments	415,258	1.5%	273,314	1.1%
Other investments	196,366	0.7%	115,930	0.5%
	$27,537,210	100.0%	$24,383,451	100.0%
Credit Quality of Fixed Maturity Securities - December 31, 2012

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$15,250,560	62.9%	Aaa/Aa/A	$14,613,775	60.3%
2	8,533,121	35.2%	Baa	8,190,220	33.8%
3	401,789	1.7%	Ba	365,102	1.5%
4	56,151	0.2%	B	79,789	0.3%
5	—	—%	Caa and lower	862,650	3.5%
6	6,603	—%	In or near default	136,688	0.6%
	$24,248,224	100.0%		$24,248,224	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2012

Watch List Securities - December 31, 2012

General Description	Amortized Cost	Unrealized Losses	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Corporate bonds:
Finance	$49,480	$(7,911)	$41,569	16 - 25
Industrial	38,867	(3,994)	34,873	17 - 28
	88,347	(11,905)	76,442
Summary of Residential Mortgage Backed Securities

Collateral Type	Principal Amount	Amortized Cost	Fair Value
	(Dollars in thousands)
OTTI has not been recognized
Government agency	$1,052,139	$1,024,731	$1,119,249
Prime	862,805	821,727	877,356
Alt-A	40,631	41,164	41,685
	$1,955,575	$1,887,622	$2,038,290
OTTI has been recognized
Prime	$600,945	$523,048	$515,385
Alt-A	419,868	332,867	334,438
	$1,020,813	$855,915	$849,823
Total by collateral type
Government agency	$1,052,139	$1,024,731	$1,119,249
Prime	1,463,750	1,344,775	1,392,741
Alt-A	460,499	374,031	376,123
	$2,976,388	$2,743,537	$2,888,113
Total by NAIC designation
1	$2,477,404	$2,303,619	$2,447,562
2	415,472	365,763	364,421
3	48,054	43,778	44,734
4	31,612	27,900	29,584
6	3,846	2,477	1,812
	$2,976,388	$2,743,537	$2,888,113

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2012

Fixed Maturity Securities by Sector

	December 31, 2012		December 31, 2011
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,768,379	$1,777,179	$1,784,485	$1,804,457
United States municipalities, states and territories	3,116,678	3,578,323	2,981,699	3,333,383
Foreign government obligations	86,099	105,259	60,809	68,333
Corporate securities:
Consumer discretionary	1,237,208	1,366,504	885,834	992,042
Consumer staples	876,654	1,003,651	614,531	701,192
Energy	1,463,923	1,655,363	1,018,520	1,141,179
Financials	2,476,780	2,713,351	1,808,076	1,868,055
Health care	926,136	1,064,097	667,014	765,274
Industrials	1,497,435	1,672,681	1,029,933	1,151,961
Information technology	854,347	923,263	486,545	547,195
Materials	1,076,133	1,189,410	562,272	627,405
Telecommunications	356,486	400,995	251,202	268,924
Utilities	2,143,026	2,453,736	1,727,993	1,988,764
Residential mortgage backed securities:
Government agency	1,024,731	1,119,249	449,720	547,987
Prime	1,344,775	1,392,741	1,738,801	1,761,890
Alt-A	374,031	376,123	429,519	393,413
Commercial mortgage backed securities:
Government agency	35,697	37,976	—	—
Other	319,173	320,006	—	—
Other asset backed securities:
Consumer discretionary	77,464	81,772	18,061	18,512
Energy	8,304	9,152	8,338	8,680
Financials	659,058	677,948	331,467	344,219
Industrials	154,358	166,567	57,547	61,285
Materials	28,813	29,150	5,000	5,038
Telecommunications	14,835	17,421	7,334	8,435
Utilities	14,459	16,498	14,762	17,221
Redeemable preferred stock - financials	22,045	23,721	40,817	39,265
	$21,957,027	$24,172,136	$16,980,279	$18,464,109
Held for investment:
United States Government sponsored agencies	$—	$—	$2,568,274	$2,585,080
Corporate security - financials	76,088	61,521	75,932	59,342
	$76,088	$61,521	$2,644,206	$2,644,422

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2012

Mortgage Loans on Commercial Real Estate

	December 31, 2012		December 31, 2011
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$732,762	27.5%	$719,231	25.2%
Middle Atlantic	155,094	5.8%	169,240	5.9%
Mountain	387,599	14.6%	411,054	14.4%
New England	26,385	1.0%	36,815	1.3%
Pacific	320,982	12.1%	309,693	10.8%
South Atlantic	458,802	17.3%	493,764	17.3%
West North Central	370,168	13.9%	487,693	17.1%
West South Central	207,091	7.8%	228,521	8.0%
	$2,658,883	100.0%	$2,856,011	100.0%

Property type distribution
Office	$666,467	25.1%	$777,343	27.2%
Medical Office	136,764	5.1%	175,580	6.1%
Retail	677,951	25.5%	635,916	22.3%
Industrial/Warehouse	692,637	26.1%	710,426	24.9%
Hotel	94,045	3.5%	139,193	4.9%
Apartment	219,335	8.2%	187,548	6.6%
Mixed use/other	171,684	6.5%	230,005	8.0%
	$2,658,883	100.0%	$2,856,011	100.0%

	December 31,
	2012	2011
Credit Exposure - By Payment Activity
Performing	$2,597,440	$2,743,068
In workout	26,723	67,425
Delinquent	—	6,595
Collateral dependent	34,720	38,923
	2,658,883	2,856,011
Specific Loan Loss Allowance	(23,134)	(23,664)
General Loan Loss Allowance	(11,100)	(9,300)
Deferred prepayment fees	(709)	—
	$2,623,940	$2,823,047

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2012

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
D. J. Noble, Executive Chairman
(515) 457-1703, dnoble@american-equity.com
John M. Matovina, Chief Executive Officer and President
(515) 457-1813, jmatovina@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
Ted M. Johnson, Chief Financial Officer and Treasurer
(515) 457-1980, tjohnson@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2012
First Quarter	$13.09	$10.13	$12.77	$0.00
Second Quarter	$12.95	$10.00	$11.01	$0.00
Third Quarter	$12.41	$10.62	$11.63	$0.00
Fourth Quarter	$12.40	$10.56	$12.21	$0.15

2011
First Quarter	$13.93	$11.27	$13.12	$0.00
Second Quarter	$13.53	$11.91	$12.71	$0.00
Third Quarter	$13.22	$8.01	$8.75	$0.00
Fourth Quarter	$11.82	$8.05	$10.40	$0.12

2010
First Quarter	$10.99	$6.65	$10.65	$0.00
Second Quarter	$11.64	$8.53	$10.32	$0.00
Third Quarter	$11.19	$9.19	$10.24	$0.00
Fourth Quarter	$13.01	$10.11	$12.55	$0.10
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2012

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com

Edward Shields
Sandler O’Neill & Partners
(312) 281-3487
eshields@sandleroneill.com

Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com

Daniel Furtado
Jefferies & Company, Inc.
(415) 229-1569
dfurtado@jefferies.com

Paul Sarran, Mark Finkelstein
Evercore Partners
(312) 445-6440 mark.finkelstein@evercore.com
(312) 445-6441 paul.sarran@evercore.com